POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp., The Cincinnati Gas & Electric Company, The Union Light, Heat and Power Company, and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 29th day of January, 1997.





/s/ Jackson H. Randolph
						Jackson H. Randolph

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 30th day of January, 1997.





/s/ Neil A. Armstrong
						Neil A. Armstrong

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 30th day of January, 1997.





/s/ Phillip R. Cox
						Phillip R. Cox

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 29th day of January, 1997.





/s/ Kenneth M. Duberstein
Kenneth M. Duberstein

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 27th day of January, 1997.





/s/ George C. Juilfs
George C. Juilfs

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 24th day of January, 1997.





/s/ Melvin Perelman
Melvin Perelman

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 30th day of January, 1997.





/s/ Thomas E. Petry
Thomas E. Petry

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 28th day of January, 1997.





/s/ John J. Schiff, Jr.
John J. Schiff, Jr.

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 28th day of January, 1997.





/s/ Philip R. Sharp
Philip R. Sharp

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 28th day of January, 1997.





/s/ Dudley S. Taft
Dudley S. Taft

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of Cinergy Corp., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 28th day of January, 1997.





/s/ Oliver W. Waddell
Oliver W. Waddell

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 27th day of January, 1997.





/s/ James K. Baker
						James K. Baker

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 30th day of January, 1997.





/s/ Michael G. Browning
						Michael G. Browning

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 20th day of January, 1997.





/s/ John A. Hillenbrand II
						John A. Hillenbrand II

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of The Cincinnati Gas & Electric Company and The Union Light, Heat and Power Company, the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 24th day of January, 1997.





/s/ William J. Grealis
						William J. Grealis

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of each of Cinergy Corp. and PSI Energy, Inc., the Form 10-K Annual Report of each corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Reports so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 30th day of January, 1997.





/s/ Van P. Smith
						Van P. Smith

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of PSI Energy, Inc., the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 27th day of January, 1997.





/s/ John M. Mutz
John M. Mutz

POWER OF ATTORNEY


KNOW ALL BY THESE PRESENTS, that the undersigned hereby constitutes and appoints each of James E. Rogers and J. Wayne Leonard, or either of them, the undersigned's true and lawful attorney-in-fact and agent to execute for and on behalf of the undersigned, in the undersigned's capacity as a director of The Union Light, Heat and Power Company, the Form 10-K Annual Report of said corporation for the fiscal year ended December 31, 1996, and to deliver said Form 10-K Annual Report so signed for filing with the Securities and Exchange Commission.

The undersigned does hereby ratify and confirm all that said attorneys-in-fact and agents, or either of them, shall lawfully do by virtue hereof.

IN WITNESS WHEREOF, the undersigned has hereunto caused this Power of Attorney to be executed on this 28th day of February, 1997.





/s/ Cheryl M. Foley
Cheryl M. Foley